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                                     EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-15187) of Triangle Pharmaceuticals, Inc. of our report dated February 27, 1997 appearing on page 44 of the Annual Report to Stockholders on Form 10-K.


PRICE WATERHOUSE LLP

Raleigh, North Carolina
March 25, 1997